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                                                                   Confidential
EXHIBIT 10.49

                                SECOND AMENDMENT
                                       TO
                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT


         This Second Amendment ("Second Amendment") is entered into by and between Bristol-Myers Squibb Pharmaceuticals Research Institute, a division of E.R. Squibb & Sons, Inc., a Delaware corporation, having offices at Route 206 at Province Line Road, P.O. Box 4000, Princeton, New Jersey 08543-4000 ("BMS"), and between Aurora Biosciences Corporation, a Delaware corporation having offices at 11010 Torreyana Road, San Diego, California 92121 ("Aurora").

         WHEREAS, effective November 26, 1996, BMS and Aurora entered into a Collaborative Research and License Agreement and a First Amendment entered into on June 18, 1997 (which collectively are referred to as the "Research and License Agreement");

         WHEREAS, BMS and Aurora are obligated to develop in collaboration with one another certain ESP screens under Section 3.1 of the Research and License Agreement and desire to amend such obligations and expand the development of Nonexclusive Screens under Section 3.1 of the Research and License Agreement; and

         WHEREAS, BMS and Aurora are, the licensee and licensor, respectively, of certain Reporters under Section 5.1 of the Research and License Agreement and desire to clarify and amend certain provisions relating to licensing certain Patent Rights and technology for the benefit of both parties under the Research and License Agreement.

         NOW THEREFORE, in consideration of the above premises and of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

1. All capitalized terms used in this Second Amendment shall have the meaning ascribed to such term in the Research and License Agreement, unless otherwise specifically defined herein.

         The definition of "PLP" shall be amended to read as follows:

         "PLP" means a ***.


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         Newly defined terms, include:

         "Second Amendment" as defined in the first paragraph of page one herein.

         "Second Amendment Effective Date" is defined as the date of the last party to sign this Second Amendment below.

         "Research and License Agreement" as defined in the recitals herein.

         ""Collaborative NSP Screen", "Successful Collaborative NSP Screen" and "NSP Activities" shall have the meanings set forth in Section 3.2 of Exhibit B hereof."

         "Burdened Reporter System Technology", "Burdened Reporter System", "Burdened Reporter" and "Burdened Patent Rights" as defined in Section 3.7.

         "Stanford Patents" is defined as ***.






2. Section 3.1.1 of the Research and License Agreement shall be amended to replace the first paragraph thereof with the new paragraph attached as EXHIBIT A to this Second Amendment. In the last subparagraph (ii) of
         Section 3.1.1 of the Research and License Agreement, ***. Exhibit 3.1.1 of the Research and License Agreement shall be amended throughout to replace "ESP" with "ESP or NSP."

3. Section 3.2 of the Research and License Agreement shall be amended and replaced in its entirety with a new Section 3.2 attached as EXHIBIT B to this Second Amendment.









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4.       Section 3.6 of the Research and License Agreement is amended in its entirety and replaced with new Sections 3.6 and 3.7 attached as EXHIBIT C to this Second Amendment.

5. Aurora, to the best of its knowledge, hereby represents and warrants to BMS that:

         a.  As of the Second Amendment Effective Date, the ***.

         b. As of the Second Amendment Effective Date, ***.

6. Section 5.1.2.4 is added to the Research and License Agreement, as follows: "The right to use a Burdened Reporter System Technology, Burdened Reporter System, Burdened Reporter or Burdened Patent Rights (as such terms are defined in Section 3.7), where BMS and Aurora ***set forth in Section 3.7 hereof."

7. Section 2.1.7.4 of the Research and License Agreement is amended to add after the words "Nonexclusive Screens" the following: "(other than Exclusive and Collaborative NSP Screens that were developed by Aurora for BMS under this Agreement***, subject to such milestone and royalty obligations as BMS may have under Section 3.2 hereof)" and delete ***.

8. Section 2.1.7.4.1 of the Research and License Agreement is amended by replacing the words "milestone payments" with the words "milestone and royalty payments".

9. Section 2.1.8.4 of the Research and License Agreement is amended to add after the words "Nonexclusive Screens" the following: "(other than Nonexclusive Screens that were developed by Aurora for BMS under this Agreement, ***, subject to such milestone and royalty obligations as BMS may have under Section 3.2 hereof)".

10. Section 2.1.8.4.1 of the Research and License Agreement is amended by replacing the words "milestone payments" with the words "milestone and royalty payments".

11. Sections 5.2.2, 10.1, 10.2 and 12.5.1 of the Research and License Agreement are each amended by replacing the references to "3.2.5" therein with "3.2.6".



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12.      Section 12.5.1 of the Research and License Agreement is amended by adding ", 3.6, 3.7," between "3.4" and "5.2".

13.      Aurora provides ***attached as *** to the Second Amendment.

14. Exhibit 1.2 of the Research and License Agreement shall be amended and replaced in its entirety as of the Second Amendment Effective Date with a new Exhibit attached as EXHIBIT E to this Second Amendment. *** Patent Rights covering compositions or uses of the Reporters and Reporters Systems listed on Exhibit E *** and that are licensed, sublicensed or ***.

15. Exhibit 11.2.1 of the Research and License Agreement shall be amended and replaced in its entirety as of the Second Amendment Effective Date with a new Exhibit attached as EXHIBIT F to this Second Amendment, but only to the extent that the same relates to Aurora Reporter System Patent Rights, ***. Aurora acknowledges that the use by BMS of the Aurora Reporter System Patent Rights listed on Exhibit F or otherwise existing as of the Second Amendment Effective Date in accordance with the terms of the Research and License Agreement shall ***Patent Rights covering compositions or uses of the Reporters and Reporters Systems *** and that are licensed, sublicensed or ***.

16. The parties make the following representations and warranties to each other:

         (i) Each party hereby represents and warrants that such party (a) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Second Amendment and to carry out the provisions hereof; (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Research and License Agreement, as amended by this Second Amendment.



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         (ii) Each party hereby represents and warrants that such party (a) has the requisite power and authority and the legal right to enter into the Second Amendment and to perform its obligations and grant the rights extended by it hereunder; and (b) has taken all necessary action on its part to authorize the execution and delivery of the Second Amendment and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

         (iii) Each party hereby represents and warrants to the other that: (a) this Second Amendment has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Second Amendment and the Research and License Agreement, as modified by this Second Amendment, by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the execution, delivery and performance of the Second Amendment and the Research and License Agreement, as modified by this Second Amendment, have been obtained.

17. Except as herein amended and extended, the parties confirm and ratify that the terms and conditions of the Research and License Agreement remain in full force and effect. Except as may be specifically referenced herein, all changes to the Research and License Agreement made in this Second Amendment shall be effective as of the date that this Second Amendment is signed by the last party to sign below.



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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed in multiple counterparts by their duly authorized representatives.

Bristol-Myers Squibb                        Aurora Biosciences Corporation
Pharmaceutical Research Institute

By:                                         By:
   ------------------------------              --------------------------------
Title:                                      Title:
      ---------------------------                 -----------------------------
Date:                                       Date:
     ----------------------------                ------------------------------




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                        EXHIBIT A OF THE SECOND AMENDMENT
                       (TO REPLACE ORIGINAL SECTION 3.1.1
                   AS OF THE SECOND AMENDMENT EFFECTIVE DATE)

         3.1.1 SCOPE. Under ***, BMS and Aurora will collaborate, using the Screening Technology, to develop high throughput and/or ultra high throughput screens for BMS' use in accordance with this Agreement and which will be manufactured by Aurora and delivered to BMS *** selected by BMS ***. The parties will collaborate on the specifications for, and development of, the particular screens (each screen, together with all of the reagents and any other materials to be delivered by Aurora in connection therewith, ***, which shall be manufactured by Aurora and delivered to BMS (the ***). BMS will *** parties will use all reasonable efforts to select *** months following the Effective Date.



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                        EXHIBIT B OF THE SECOND AMENDMENT
                        (TO REPLACE ORIGINAL SECTION 3.2
                   AS OF THE SECOND AMENDMENT EFFECTIVE DATE)

         ***















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***



















         Promptly following mutual agreement ***, the parties will jointly prepare the *** Work Plan, which shall set forth in detail the respective responsibilities of the parties in the development of each Collaborative *** Screen, and which must be executed by both parties to be effective. Each such *** Work Plan will contain, where applicable, a description of the tasks to be performed by each party, location, the specific deliverables (including number of reagents and any other materials to be provided for each ***Screen) and documentation to be produced by Aurora, acceptance criteria for each Collaborative NSP Screen, *** any other relevant terms, conditions, and work specifications.

         Promptly following the execution of each *** Work Plan, the parties will commence their respective duties under the *** Work Plan for the development, manufacture, and delivery of the applicable ***Screen. All work under a ***Work Plan shall be performed in accordance with the provisions of this Agreement, and each party will use its reasonable best efforts to complete its



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         obligations under the *** Work Plan as expeditiously as practicable. If any provisions of any such *** Work Plan should conflict with any provisions set forth in this Agreement, the provisions of this Agreement shall take precedence, unless such *** Work Plan expressly refers to the specific provision(s) of this Agreement that it is intended to replace or modify (and which shall be limited in force and effect to such *** Work Plan ***). During the development of a *** Screen, ***.

         *** reagents and other materials to be delivered for use with *** Screen shall be based on the specifications and validation criteria for such *** Screen, reagents and other materials as established by such *** Work Plan. ***, after which the *** Screen shall be delivered to BMS. Promptly following receipt of each such *** Screen, *** days after receipt by BMS and *** BMS so that Aurora may develop ***. Aurora will use its commercially reasonable best efforts to promptly ***, if possible, provide *** Screen within a reasonable time ***. If Aurora is *** Screen for ***, or BMS is *** Screen transferred to BMS by Aurora and Aurora is ***Screen to *** as the parties may agree, Aurora will prepare an *** Work Plan for *** and BMS will *** Screen; provided, however, that (i) the foregoing shall not *** BMS in *** Screen, and, except as set forth in (ii) that follows, BMS shall *** as a result of BMS' use of such ***, and (ii) BMS may, ***, elect to incorporate the cells provided by Aurora from such *** Screen into an *** Screen *** BMS for ***, in which *** using such ***Screen that incorporates such cells provided by Aurora as BMS would have ***.

         If at any time within *** delivery of a *** Screen for whatever reason such ***, Aurora *** promptly as *** are required to *** Screen), in which event BMS will reimburse Aurora for *** incurred to manufacture and supply same ***.

         ***.

         *** BMS under Section *** will not *** of the number of such *** to be delivered to BMS as part of such *** Plan; provided, however BMS shall pay for Materials unique to such *** Screens (e.g. cell lines not available to Aurora or readily commercially available, specific ligands not available to Aurora or readily commercially available, ***).





***


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         All Materials provided by BMS in furtherance of an *** Work Plan shall be used in accordance with *** attached to the Research and License Agreement.

         3.2.2 *** RESOURCE. In each year for a period of *** years following the Second Amendment Effective Date, Aurora will use reasonable effort and a screen development resource of *** Aurora FTEs each of which shall spend up *** hours per year to develop the *** Screens at Aurora provided for in Section 3.2.

         3.2.3 TRAINING OF BMS PERSONNEL IN AURORA TECHNOLOGIES. In each year for a period of *** years following the Second Amendment Effective Date, Aurora will dedicate *** Aurora FTE who will devote up to *** hours per year to train BMS personnel in aspects of Aurora Reporter System Technology. This will include, with BMS's approval and at the expense of BMS, the training of BMS scientist in BMS's facilities *** times per year and the training of up to *** BMS scientists per year in Aurora Technology at Aurora's facilities in San Diego. BMS and Aurora will determine the nature of the training and coordination of such training sessions, and ***.


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         3.2.4 PAYMENTS FOR SUPPORT AND SCREEN DEVELOPMENT RESOURCE. As partial consideration for the development of *** Screens at Aurora under
         Section 3.2 and the training and support of BMS personnel in Aurora Reporter System Technology under Section 3.2.3, BMS shall commit to pay Aurora *** per year for *** years following the Second Amendment Effective Date. The payments with respect to the *** Second Amendment Effective Date shall be paid as follows: *** shall be paid *** Second Amendment, and the *** shall become payable ***. The *** to be paid with respect to the *** Second Amendment Effective Date shall be paid in *** installments of *** which shall be paid upon the *** of the Second Amendment Effective Date, and the *** shall become payable ***.

         3.2.5 DEPLOYMENT OF *** SCREENS BY BMS. BMS and its Affiliates will employ each *** Screen developed in collaboration with Aurora to screen such BMS Test Materials as BMS deems appropriate for such purpose in the exercise of its sole and absolute discretion. *** Affiliates shall have the right to continue to use the *** Screens developed by Aurora and provided to BMS hereunder (and to use the Reporters and Reporter System provided by Aurora for use ***.

         3.2.6    ***.











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         3.2.7 PAYMENTS TO AURORA. In addition to such payments as are made by
         BMS to Aurora pursuant to section 3.2.4 hereof, the following payments shall be made to Aurora with respect to the delivery and use of *** Screens by BMS:

                  3.2.7.1 MILESTONES. BMS will pay to Aurora the following milestone payments on each Product containing an Approved PLP *** Screen developed under this Section 3.2 ***:

                      3.2.7.1.1 BMS will promptly notify Aurora in writing of each Approved PLP Compound *** Screen ***. BMS will pay Aurora *** for each such Approved PLP Compound so approved for further development by the ***. Payments shall be wired to a bank account specified by Aurora within *** days following such notification from BMS.

                      3.2.7.1.2  ***:

                      Event                                      Payment (US$)
                      -----                                      -------------

                      ***















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                  3.2.7.2 ROYALTIES. With respect to each Covered Product
                  containing an Approved PLP Compound *** Screen developed in collaboration between Aurora and BMS under this Section 3.2 ***, BMS shall pay a royalty on *** of such Covered Product during the Royalty Term for such Covered Product, as follows (the worldwide annual *** are multiplied by the applicable royalty rate ***:

                  Worldwide *** (in US$ millions) ***   Percentage of Net Sales
                  -----------------------------------   -----------------------

                  ***

                  ***.


















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                  Royalties for Net Sales of any such Covered Product in any given country shall be due and payable only during the Royalty Term for such Covered Product in such country; thereafter, BMS shall be entitled to continue to sell such Covered Product in such country without further compensation to Aurora.


3.2.8             ***:

























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                     (i)      ***.

         3.2.9    ***.

         3.2.10   ***.













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                          EXHIBIT C TO SECOND AMENDMENT

3.6      ***.



























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         ***













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         ***














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         ***













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                       EXHIBIT D TO THE SECOND AMENDMENT


         ***















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         ***















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         ***














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                           EXHIBIT E TO THE SECOND AMMENDMENT
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                        EXHIBIT F OF THE SECOND AMENDMENT

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                          EXHIBIT G TO THE SECOND AMENDMENT


***















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                      EXHIBIT H TO THE SECOND AMENDMENT

                  ***













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        ***













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         ***













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                        EXHIBIT I TO THE SECOND AMENDMENT

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